UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 11, 2026

UPSTREAM BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42366	38-4187694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

890 Winter Street Suite 200
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 208-2466

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UPB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operation and Financial Condition.

On February 11, 2026, Upstream Bio, Inc. (the “Company”) announced that the preliminary unaudited estimates of its cash, cash equivalents and short-term investments were approximately $341.5 million as of December 31, 2025.

The Company has not yet completed its quarter-end and year-end financial close process for the quarter and year ended December 31, 2025. The foregoing information is based on preliminary unaudited information and management estimates for the year ended December 31, 2025, is not a comprehensive statement of our financial results, and is subject to completion of the Company’s financial closing procedures. The preliminary financial data have been prepared by, and are the responsibility of, the Company’s management and are based on a number of assumptions. The Company’s independent registered public accounting firm has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States, and they are not necessarily indicative of the results to be achieved in any future period. Complete results as of December 31, 2025 will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Company assumes no duty to update these preliminary estimates, except as required by law.

The information under Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2026, the Company hosted a webcast to discuss top-line data from the Phase 2 VALIANT clinical trial of verekitug in severe asthma. A copy of the presentation from the webcast is available on the Investors section of the Company’s website at https://investors.upstreambio.com and is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Reference to the Company’s website is for inactive textual reference only and the information contained in, or that can be accessed through, the website should not be deemed incorporated by reference into this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Corporate Presentation of Upstream Bio, Inc., furnished herewith.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Upstream Bio, Inc.

Date: February 11, 2026	By:	/s/ E. Rand Sutherland
E. Rand Sutherland, M.D. Chief Executive Officer